Exhibit 4


                             JOINT FILING AGREEMENT

          This confirms the agreement by and between the undersigned that the Statement on Schedule 13D (the "Statement") filed on or about this date with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.10, of Omega Worldwide, Inc., a Maryland corporation, is being filed on behalf of each of the undersigned.

          Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities and Exchange Act of 1934, as amended, each person on whose behalf the Statement is filed is responsible for the timely filing of such Statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in one or more counterparts by each of the undersigned, each of which, taken together, shall constitute one and the same instrument.

Date:  August 12, 2002


                                    DELTA I ACQUISITION, INC.



                                    By: /s/ Laurence McNairn
                                       -----------------------------------------
                                       Name:  Laurence McNairn
                                       Title:  President



                                    DELTA I ACQUISITION, LLC



                                    By: /s/ Hamilton Anstead
                                       -----------------------------------------
                                       Name:  Hamilton Anstead
                                       Title:  President



                                    FOUR SEASONS HEALTH CARE (CAPITAL) LIMITED



                                    By: /s/ Hamilton Anstead
                                       -----------------------------------------
                                       Name:  Hamilton Anstead
                                       Title:  Director

                                    FOUR SEASONS HEALTH CARE HOLDINGS PLC



                                    By: /s/ Hamilton Anstead
                                       -----------------------------------------
                                       Name:  Hamilton Anstead
                                       Title:  Director




                                    FOUR SEASONS HEALTH CARE INVESTMENTS LIMITED



                                    By: /s/ Hamilton Anstead
                                       -----------------------------------------
                                       Name:  Hamilton Anstead
                                       Title:  Director




                                    FOUR SEASONS HEALTH CARE LIMITED



                                    By: /s/ Hamilton Anstead
                                       -----------------------------------------
                                       Name:  Hamilton Anstead
                                       Title:  Director




                                    ALCHEMY PARTNERS (GUERNSEY) LIMITED



                                    By: /s/ Laurence McNairn
                                       -----------------------------------------
                                       Name:  Laurence McNairn
                                       Title:  Director




                                    ALCHEMY PARTNERS llp



                                    By: /s/ Martin Bolland
                                       -----------------------------------------
                                       Name:  Martin Bolland
                                       Title:  Partner